PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

655 Broad Street

Newark, New Jersey 07102

August 2, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Global Total Return Fund, Inc.
Registration numbers 033-63943 and 811-04661

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated July 14, 2016 (SEC accession number 0000067590-16-002296), to the Prospectus, dated December 30, 2015 for the Prudential Global Total Return Fund, Inc. The purpose of the filing is to submit the 497 filing dated July 14, 2016 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-8982.

Sincerely,

/s/ Diana Huffman
Diana Huffman
Vice President and Corporate Counsel